UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073 (201) 531-1212

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS TO BE

HELD JUNE 24, 2021

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which will be held on June 24, 2021, at 12:00 Noon. The meeting will be conducted by ZOOM. The meeting will be held for the following purposes:

1.	To elect eight (8) directors to hold office for a one-year term and until each of their successors are elected and qualified.

2.	To ratify the appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2021; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2021 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on May 25, 2021, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
CEO and Chairman of the Board
May 20, 2021
East Rutherford, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2021

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held via ZOOM on June 24, 2021, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to MamaMancini’s shareholders on or about May 27, 2021.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 25, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 35,608,474 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 103 holders of record, plus shares held by CEDE. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 25 Branca Road, East Rutherford, New Jersey 07073, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The seven nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 1

ELECTION OF EIGHT (8) DIRECTORS

The Company’s Board of Directors currently consists of eight authorized directors. A total of eight directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Carl Wolf, age 77.

Mr. Wolf has been our Chairman of the Board and Chief Executive Officer since February 2010. Mr. Wolf was founder, Chairman of the Board, and Chief Executive Officer of Alpine Lace Brands, Inc. Mr. Wolf has an M.B.A. from the University of Pittsburgh and a B.A. from Rutgers University. MamaMancini’s believes that Mr. Wolf’s contacts in the food industry and his overall insight into our business are a valuable asset to the Company.

Matthew Brown, age 52.

Mr. Brown has been our Director and President since February 2010. From April 2001 until January 2012, Mr. Brown was President of Hors D’oeuvres Unlimited. Mr. Brown has an M.B.A. from the University of Illinois and a B.A. from the University of Michigan. MamaMancini’s believes that Mr. Brown’s work with, and insight into, the sales and marketing of products in the food industry is a valuable asset to the Company.

Steven Burns, age 60.

Mr. Burns has been our Executive Viuce President since February 1, 2020 and a Director since February 2010. Mr. Burns is currently President and Chief Executive Officer of Point Prospect, Inc., which deals with investments and services in real estate, clean and efficient energy, food, and healthcare technology. Mr. Burns is also Chairman of the Board of Meatball Obsession, LLC. For 24 years prior to this, Mr. Burns was a senior executive at Accenture. Mr. Burns is a graduate of Boston College with a B.S. degree in Business Management. The Company believes that Mr. Burns’ experience in management and operations will assist us.

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Independent Directors:

Alfred D’Agostino, age 67.

Mr. D’Agostino has been our Director since February 2010. Mr. D’Agostino currently serves as President of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Mr. D’Agostino was Vice President of the perishable business unit at Marketing Specialists, a national food brokerage, for over five years. Mr. D’Agostino graduated from the City College of New York, receiving a B.S. in Business Management. The Company believes that Mr. D’Agostino’s experience in managing food brokerage and food distribution companies will assist us.

Thomas Toto, age 66.

Mr. Toto has been our Director since February 2010. Mr. Toto is currently Senior Business Manager of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Prior to this, Mr. Toto was a Division President for DCI Cheese Co., an importer and distributor of cheese. Mr. Toto has an M.B.A. and a B.A. from Seton Hall University. MamaMancini’s believes that Mr. Toto’s experience in managing food brokerage and food distribution companies will assist us.

Dean Janeway, age 77.

Mr. Janeway has been our Director since 2012. Mr. Janeway retired from his more than 40-year career with Wakefern Food Corp., the largest retailer-owned cooperative in the United States, in 2011. From 1995 until his retirement, Mr. Janeway was Wakefern’s President and Chief Operating Officer. Mr. Janeway is a graduate of the Wharton School of Business of the University of Pennsylvania with an M.B.A. degree, and of Rutgers University with a B.A. degree in Marketing. MamaMancini’s believes that Mr. Janeway’s experience in corporate strategy, business development, operational oversight, and financial management will assist us.

Patrick Connor Haley, age 30.

Mr. Haley is the Founder and Managing Partner of Alta Fox Capital Management, LLC, an investment manager based in Fort Worth, Texas. Previously, he was a consumer and technology focused Analyst at Scopia Capital Management LP. Mr. Haley has been recognized in numerous circles as an emerging thought leader in the small and micro-cap space and is currently a top-ranked member on microcapclub.com. Mr. Haley is a frequent panelist at small and micro-cap conferences, including the LD Micro and Planet Microcap Showcase, and has been interviewed in a number of publications and podcasts for his views on the small and micro-cap market.

Mr. Haley received an A.B. in Government, magna cum laude, from Harvard College.

In evaluating Connor Haley’s credentials for appointment to our Board, we took into account his direct experience in technical analysis of small public companies and advising them through strategic growth initiatives, and the navigation of business strategies in the best interest of maximizing shareholder value.

Michael Stengel, age 65.

Mr. Stengel is a tenured hospitality industry veteran, bringing over 40 years of executive leadership experience with Marriott International to the MamaMancini’s Board of Directors. At Marriott, he was instrumental to the Company’s convention network strategy, overseeing 135 Convention venues including the Gaylord Brand. Michael, as Senior Vice President of Gaylord Hotels and The Convention Resort Network (CRN) at Marriott, oversaw significant food and beverage operations within his portfolio of managed hotels and being responsible for well over $1.5 billion in revenue. Mr. Stengel has had direct responsibility for P&L operations for numerous enterprises and is completely familiar with financial management of public companies.

Mr. Stengel has received a B.S. Law and Justice from Rowan University, a Cornell University Hospitality Certificate, and an executive MBA with Marriott sponsor by the University of Maryland.

The Board determined that Mr. Stengel’s qualifications to serve as a director include his multi-faceted financial responsibility and experience in the food and hospitality business and his success in building organizations into large-scale, highly profitable operations.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLICACCOUNTING FIRM

The Board of Directors has appointed Rosenberg Rich Baker Berman and Company, Certified Public Accountants (“RRBB”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending January 31, 2022. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

The Board of Directors initially approved the engagement of RRBB as the Company’s new independent registered public accounting firm on January 24, 2013 after dismissing Seale and Beers, CPAs (“Seale and Beers”). RRBB will audit our consolidated financial statements for the fiscal year ended January 31, 2022. Representatives of RRBB are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended January 31, 2021 and 2020 were audited by RRBB.

In the event shareholders fail to ratify the appointment of RRBB, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met seven (7) times during fiscal year ended January 31, 2021. No director attended less than 80% of the meetings.

Audit Committee

Messrs. Thomas Toto, Alfred D’Agostino, dean Janeway and Michael Stengel currently serve as members of the Company’s separately designated Audit Committee, in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Toto acting as its Chairman. The Board of Directors ratified the formation of its Audit Committee effective January 21, 2014.

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The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, and the SEC.

The Board of Directors pre-approved all services provided by our independent auditors for the fiscal year ended January 31, 2021.

Compensation Committee

Messrs. Alfred D’Agostino, Dean Janeway and Thomas Toto currently serve as members of the Compensation Committee, with Mr. D’Agostino acting as its Chairman. The Board of Directors formed its Compensation Committee on January 21, 2014.

The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority. However, the Compensation Committee may retain counsel or consultants as necessary.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the New York Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

Messrs. Dean Janeway, Alfred D’Agostino, Patrick Connor Haley and Thomas Toto currently serve as members of the Nominating Committee, with Mr. Janeway acting as its Chairman. The Board of Directors formed its Nominating Committee on January 21, 2014.

The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

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It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers.

Director’s Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal years ending on January 31, 2021 and January 31, 2020.

DIRECTOR COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (b)	Bonus ($) (b)	Stock Awards ($) (b)	Option Awards ($) (b)	Non-Equity Incentive Plan Compensation ($) (b)	All Other Compensation ($) (b)	Total ($) (b)
Director Steven Burns (1)	2020	$58,000	$0	$0	$17,876	$0	$0	$75,876

Director	2021	$10,000	$0	$0	$0	$0	$0	$10,000
Alfred D’Agostino (2)	2020	$10,000	$0	$0	$17,876	$0	$0	$27,876

Director	2021	$10,000	$0	$0	$0	$0	$0	$10,000
Thomas Toto (3)	2020	$10,000	$0	$0	$17,876	$0	$0	$27,876

Director	2021	$10,000	$0	$0	$0	$0	$0	$10,000
Dean Janeway (4)	2020	$10,000	$0	$0	$17,876	$0	$0	$27,876

1.	Mr. Burns was appointed as a director of the Company on January 24, 2013. He became Executive Vice President of the Company in February 2020 and as of such date is no longer considered an independent director.

2.	Mr. D’Agostino was appointed as a director of the Company on January 24, 2013.

3.	Mr. Toto was appointed as a director of the Company on January 24, 2013.

4.	Mr. Janeway was appointed as a director of the Company on January 24, 2013.

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Directors and Executive Officers

The following table discloses our directors and executive officers as of April 22, 2021.

Name	Age	Position

Carl Wolf	77	Chief Executive Officer and Chairman of the Board of Directors

Matthew Brown	52	President and Director

Lawrence Morgenstein	70	Chief Financial Officer

Steven Burns	60	Executive Vice President and Director

Alfred D’Agostino	67	Director

Thomas Toto	66	Director

Dean Janeway	77	Director

Patrick Connor Haley	30	Director

Michael Stengel	65	Director

Dean Janeway	76	Director

Executive Officer Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended January 31, 2021 and January 31, 2020.

Name and Principal Position	Year(5)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Carl Wolf
CEO/Chairman(1)	2021	$190,003	0	0	0	0	0	0	$190,003
	2020	$190,000	0	0	0	0	0	0	$190,000

Matt Brown
President(2)	2021	$190,617	0	0	0	0	0	0	$190,617
	2020	$211,000	0	0	0	0	0	0	$211,000

Steven Burns	2021	191,666	0	0	0	0	0	0	$191,666
Executive VP (3)	2020	0	0	0	0	0	0	0	$0

Lawrence Morgenstein CFO(4)	2021	$136,458	0	0	6,682	0	0	0	$143,140
	2020	$132,000	0	0	4,058	0	0	0	$136,058

1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013.

2.	Mr. Brown was appointed as President of the Company on January 24, 2013.

3.	Mr Burns was appointed Executive Vice President of the Company in 2019

4.	Mr. Morgenstein was appointed as Chief Financial Officer on April 1, 2018. Upon appointment to this position, Mr. Morgenstein was granted 7,500 options to purchase common stock. The options had a grant date fair value of $7,083. On April 1, 2019, Mr. Morgenstein was granted an additional 7,500 options to purchase common stock with a grant date fair value of $4,694. On October 1, 2019, Mr. Morgenstein was granted an additional 7,500 options to purchase common stock with a grant date fair value of $4,058. On April 1, 2020, Mr. Morgenstein was granted an additional 7,500 options to purchase common stock with a grant date fair value of $7,617.

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2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

STOCK AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable I	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) I	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Number of Shares or Units of Stock That Have Not Vested ($) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Carl Wolf
Chief Executive Officer(1)	0	0	0	0

Matthew Brown
President(2)	0	0	0	0

Steven Burns
Executive Vice President; Director(3)	50,000	0	0	$0.39	4/13/2023
	25,000	0	0	$1.05	6/27/2022
	25,000	0	0	$0.80	9/3/2023
	50,000	0	0	$0.52	7/30/2024

Alfred D’Agostino
Director(4)	50,000	0	0	$0.39	4/13/2023
	25,000	0	0	$1.05	6/27/2022
	25,000	0	0	$0.80	9/3/2023
	50,000	0	0	$0.52	7/30/2024

Thomas Toto
Director(5)	50,000	0	0	$0.39	4/13/2023
	25,000	0	0	$1.05	6/27/2022
	25,000	0	0	$0.80	9/3/2023
	50,000	0	0	$0.52	7/30/2024

Dean Janeway
Director(6)	50,000	0	0	$0.39	4/13/2023
	25,000	0	0	$1.05	6/27/2022
	25,000	0	0	$0.80	9/3/2023
	50,000	0	0	$0.52	7/30/2024

Lawrence Morgenstein(7)
Chief Financial Officer	7,500	0	0	$0.73	11/30/2023
	7,500	0	0	$0.74	3/31/2024
	5,000	2,500	0	$0.70	9/30/2024
	2,500	5,000	0	$1.16	3/31/2025

Brent Smith(8)	6,000	0	0	$0.60	5/2/2026
	12,000	0	0	$1.38	11/2/2027

Chris Styler(8)	18,000	-	0	$0.60	5/2/2026
	6,000	0	0	$1.38	11/2/2027

Dan Mancini (Dougherty)(8)	18,000	0	0	$0.60	5/2/2026
	50,000	0	0	$0.52	7/30/2024

Emma Rosario(8)	3,000	0	0	$0.60	5/2/2026
	6,000	0	0	$1.38	11/2/2022

Eric Felice(8)	12,000	0	0	$0.60	5/2/2026
	24,000	0	0	$1.38	11/2/2022

Joe Smith(8)	18,000	-	0	$0.60	5/2/2026
	30,000	0	0	$1.38	11/2/2022

John Kaminsky(8)	6,000	0	0	$0.60	5/2/2026
	6,000	0	0	$1.38	11/2/2022

Pete de Pasquale(8)	6,000	0	0	$0.60	5/2/2026

Priscilla Goldman(8)	6,000	0	0	$0.60	5/2/2026

Rich Franco(8)	6,000	0	0	$0.60	5/2/2026
	6,000	0	0	$1.38	11/2/2022

Scott Shaffer(8)	18,000	0	0	$0.60	5/2/2026

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1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013

2.	Mr. Brown was appointed as President of the Company on January 24, 2013

3.	Mr. Burns was appointed as a director of the Company on January 24, 2013

4.	Mr. D’Agostino was appointed as a director of the Company on January 24, 2013

5.	Mr. Toto was appointed as a director of the Company on January 24, 2013

6.	Mr. Janeway was appointed as a director on January 24, 2013

7.	Mr. Morgenstein was appointed Chief Financial Officer on April 1, 2018

8.	Non-Management employee

9.	Shares vest upon a change of control of the Company

Family Relationships

Mr. Matthew Brown, our President, is the son-in-law of Mr. Carl Wolf, our Chief Executive Officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the best of the Company’s knowledge, any reports required to be filed were timely filed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended January 31, 2021 with MamaMancini’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully Submitted,

Thomas Toto

Audit Committee Chairman

May 10, 2021

The preceding Report of the Audit Committee will be filed with the records of the Company.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounts consultations regarding the application of GAAP to proposed transactions. The aggregate Audit Fees billed for the fiscal years ended January 31, 2021 and January 31, 2020, were $64,000 and $56,920, respectively.

Audit Related Fees

The aggregate fees billed for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements, other than those previously reported in this Item 14, for the fiscal year ended January 31, 2021 and January 31, 2020 were $0 and $0, respectively.

Tax Fees

Tax Fees consist of the aggregate fees billed for professional services rendered by our principal accounts for tax compliance, tax advice, and tax planning. These services include preparation for federal and state income tax returns. The aggregate Tax Fees billed for the years ended January 31, 2021 and January 31, 2020 were $11,115 and $7,500, respectively.

Audit Committee Pre-Approval Policies and Procedures

Effective May 6, 2003, the SEC adopted rules that require that before our auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

●	approved by our audit committee; or

●	entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Pursuant to the Sarbanes-Oxley Act of 2002, 100% of the fees and services provided as noted above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

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TRANSACTIONS WITH RELATED PERSONS

There were the following transactions since the beginning of the Company’s last fiscal year, in which the Company was a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest:

Meatball Obsession, LLC

A current director of the Company is the chairman of the board and shareholder of Meatball Obsession LLC (“MO”).

For the years ended January 31, 2021 and 2020, the Company generated approximately $0 and $53,984 in revenues from MO, respectively.

As of January 31, 2021 and 2020, the Company had a receivable of $0 and $1,604 due from MO, respectively.

WWS, Inc.

Alfred D’Agostino and Tom Toto, two directors of the Company, are affiliates of WWS, Inc.

For the years ended January 31, 2021 and 2020, the Company recorded $48,000 and $48,000 in commission expense from WWS, Inc. generated sales, respectively.

Notes Payable – Related Party

During the year ended January 31, 2016, the Company received aggregate proceeds of $125,000 from notes payable with the CEO of the Company. The notes bear interest at a rate of 4% per annum and matured on December 31, 2016. The notes were subsequently extended until January 2024. As of January 31, 2021 and 2020, the outstanding principal balance of the notes was $0 and $109,844, respectively.

The Company received advances from the CEO of the Company which bear interest at 8%. The advances were due on January 2024. At January 31, 2021 and 2020, there was $0 and $400,000 of principal outstanding, respectively.

The Company received advances from an entity 100% owned by the CEO of the Company, which bear interest at 8%. The advances were due on January 2024. At January 31, 2021 and 2020, there was $0 and $132,000 of principal outstanding, respectively.

For the years ended January 31, 2021 and 2020, the Company recorded interest expense of $23,550 and $44,131, respectively, related to the above related party notes payable. At January 31, 2021 and 2020, there was $0 and $2,863, respectively, of accrued interest on the above related party notes.

Other Related Party Transactions

During the years ended January 31, 2021 and 2020, the Company reimbursed an entity 100% owned by the CEO of the Company for certain investor relation conference expenses totaling $29,503 and $15,722, respectively.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED

STOCKHOLDER MATTERS.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of April 12, 2021 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possess sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner(1)	Shares		Percent (2)

5% or Greater Stockholders (other than Executive Officers and Directors)
None

Named Executive Officers and Directors
Carl Wolf	7,223,248	(3)	20.29%
Matthew Brown	5,629,921	(4)	15.81%
Lawrence Morgenstein	25,000	(5)	*
Steven Burns	1,501,310	(6)	4.14%
Alfred D’Agostino	1,060,242	(7)	2.93%
Thomas Toto	896,110	(8)	2.47%
Dean Janeway	441,003	(9)	1.22%
Patrick Connor Haley	1,686,799	(10)
Michael Stengel	5,000	(11)	*
All executive officers and directors as a group (9 persons)	18,601,965		51.05	%(2)

*Less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities. In determining beneficial ownership of our Common Stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of debentures, warrants and options which may be acquired within 60 days. In determining the percent of Common Stock owned by a person or entity on April 12, 2021, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which the beneficial ownership may be acquire within 60 days of April 12, 2021 on exercise of warrants and options and (b) the denominator is the sum of (i) the total shares of that class outstanding on April 12, 2021 (35,608,474 shares of Common Stock). Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. The address of each of the holders is 25 Branca Road, East Rutherford, NJ 07073.

(2)	Figures may not add up due to rounding of percentages.

(3)	The amount includes 6,170,356 shares held jointly with Ms. Marion F. Wolf and 1,052,892 shares held directly by Mr. Wolf. Ms. Wolf is the wife of Mr. Carl Wolf. Mr. Wolf maintains full voting control of such shares.

(4)	5,401,823 of the shares are held jointly with Ms. Karen Wolf and 228,098 shares are held by Mr. Brown. Ms. Wolf is the wife of Mr. Matthew Brown. Mr. Brown maintains full voting control of such shares.

(5)	Includes 25,000 stock options which are currently exercisable.

(6)	This amount includes 130,397 shares held by Steven Burns, 84,074 shares held by Milvia Burns, Mr. Burns’ wife and 1,136,839 shares held by Point Prospect, Inc., a corporation which is wholly-owned by Steven Burns. Share total also includes options to purchase 150,000 shares of common stock.

(7)	This amount includes 126,938 shares directly held by Alfred D’Agostino, 783,304 shares held by Alfred D’Agostino Revocable Living Trust 11/6/2009, of which Alfred D’Agostino is the beneficial owner. Share total also includes an option to purchase 150,000 shares of common stock.

(8)	This amount includes 679,443 held by Thomas Toto and 66,667 held by Thomas and Andrea Toto, for which Thomas Toto is the beneficial owner. Share total also includes an option to purchase 150,000 shares of common stock.

(9)	This amount includes 275,109 shares held by Dean Janeway and 15,894 owned by Mary Janeway & Dean Janeway Jt. Ten. Share total also includes an option to purchase 150,000 shares of common stock.

(10)	Includes shares held by Alta Fox Opportunities Fund, LP. Alta Fox GenPar, LP serves as general partner of Alta Fox Opportunities Fund, LP and may be deemed to indirectly beneficially own securities held by Alta Fox Opportunities Fund, LP. Alta Fox Equity, LLC serves as the general partner of Alta Fox GenPar, LP, which serves as general partner of Alta Fox Opportunities Fund, LP, and Alta Fox Equity, LLC may be deemed to indirectly beneficially own securities held by Alta Fox Opportunities Fund, LP. Alta Fox Capital Management, LLC acts as an investment adviser to, and manages investment and trading accounts of Alta Fox Opportunities Fund, LP and may be deemed to indirectly beneficially own securities held by Alta Fox Opportunities Fund, LP. Mr. Haley is the Manager of Alta Fox Capital Management, LLC and may be deemed to indirectly beneficially own securities held by Alta Fox Opportunities Fund, LP.

(11)	This amount includes 5,000 shares purchased by the holder in April 2021.

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SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND

HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021 as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 25 Branca Road, East Rutherford, New Jersey 07073 or by calling telephone number (201) 531-1212.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, MamaMancini’s Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Carl Wolf, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
Chairman of the Board

East Rutherford, New Jersey
May 17, 2021

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF MAMAMANCINI’S HOLDINGS, INC.

The undersigned hereby appoints Carl Wolf as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 24, 2021, at 12 noon EDT by Zoom Meeting, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Carl Wolf [ ]	Matthew Brown [ ]	Steven Burns [ ]	Alfred D’Agostino [ ]	Thomas Toto [ ]

Dean Janeway [ ]	Patrick Connor Haley [ ]	Michael Stengel [ ]

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and a ratification of Proposal No. 2.

1.	To elect six directors to hold office for a one-year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[  ] FOR                      [  ] AGAINST                      [  ] ABSTAINS                      [  ] WITHHOLDS

2.	To ratify the appointment of RRBB as the independent registered public accounting firm of the Company.

[  ] FOR                      [  ] AGAINST                      [  ] ABSTAINS                      [  ] WITHHOLDS

3.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[  ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ________, 2021

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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